VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2008 -- OCTOBER 31, 2008


                                                                    Amount of     % of
                                        Offering       Total         Shares     Offering    % of Funds
   Security      Purchase/    Size of   Price of     Amount of      Purchased   Purchased      Total                     Purchased
   Purchased     Trade Date  Offering    Shares       Offering       by Fund     by Fund      Assets       Brokers         From
--------------   ----------  --------   --------    ------------   ----------   ---------   ----------   -----------   -------------
  The School      05/15/08       -       $104.00    $538,305,000   $2,325,000     1.14%        0.46%     Goldman,      Goldman Sachs
   Board of                                                                                              Sachs &
  Miami-Dade                                                                                             Co., Morgan
County, Florida                                                                                          Stanley,
                                                                                                         Citi,
                                                                                                         JPMorgan,
                                                                                                         M.R. Beal &
                                                                                                         Company,
                                                                                                         Ramirez &
                                                                                                         Co., Inc.,
                                                                                                         UBS
                                                                                                         Investment
                                                                                                         Bank,
                                                                                                         Siebert
                                                                                                         Brandford
                                                                                                         Shank & Co.


  The School      05/15/08       -       $103.12    $538,305,000   $3,800,000     1.14%        0.46%     Goldman,      Goldman Sachs
   Board of                                                                                              Sachs &
  Miami-Dade                                                                                             Co., Morgan
County, Florida                                                                                          Stanley,
                                                                                                         Citi,
                                                                                                         JPMorgan,
                                                                                                         M.R. Beal &
                                                                                                         Company,
                                                                                                         Ramirez &
                                                                                                         Co., Inc.,
                                                                                                         UBS
                                                                                                         Investment
                                                                                                         Bank,
                                                                                                         Siebert
                                                                                                         Brandford
                                                                                                         Shank & Co.